             As filed with the Securities and Exchange Commission
                               on March 7, 1997
                                                           Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                              MapInfo Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            New York                                        06-1166630
--------------------------------------------------------------------------------
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                        Identification Number)

    One Global View, Troy, New York                            12180
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

                       1993 EMPLOYEE STOCK PURCHASE PLAN
--------------------------------------------------------------------------------
                           (Full title of the Plan)

                             Mark G. Borden, Esq.
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

                                (617) 526-6000
--------------------------------------------------------------------------------
         (Telephone number, including area code, of agent for service)

================================================================================

                        CALCULATION OF REGISTRATION FEE
                        -------------------------------

-----------------------------------------------------------------------------------------------------
Title of                               Proposed                 Proposed maximum        Amount of
securities to      Amount to           maximum offering         aggregate offering      registration
be registered      be registered       price per share          price                   fee
-------------      -------------       ---------------          -----                   ----
-----------------------------------------------------------------------------------------------------
Common Stock,
$.002 par value    100,000 shares      $8.91 (1)                $891,000 (1)              $270
per share
-----------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Registrant's Common Stock as reported by the Nasdaq National Market on March 5, 1997 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.

================================================================================

                    Statement of Incorporation by Reference
                    ---------------------------------------

   This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 33-74664, filed by MapInfo Corporation (the "Registrant") on January 31, 1994, relating to the Registrant's 1993 Employee Stock Purchase Plan.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of New York, on the 7th day of March, 1997.

                                                    MAPINFO CORPORATION



                                                    By:  /s/ John C. Cavalier
                                                       -----------------------
                                                       John C. Cavalier
                                                       President and Chief
                                                        Executive Officer


                               POWER OF ATTORNEY

We, the undersigned officers and directors of MapInfo Corporation, hereby severally constitute and appoint John C. Cavalier, D. Joseph Gersuk and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement on Form S-8 filed herewith, and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and on our behalf and in our capacities as officers and directors to enable MapInfo Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                         Title                         Date
      ---------                         -----                         ----
/s/ Michael D. Marvin          Chairman of the Board               March 7, 1997
--------------------------
Michael D. Marvin


/s/ John C. Cavalier           President, Chief                    March 7, 1997
--------------------------       Executive Officer and
John C. Cavalier                 Director (Principal Executive
                                 Officer)

/s/ D. Joseph Gersuk           Vice President and Chief            March 7, 1997
--------------------------       Financial Officer (Principal
D. Joseph Gersuk                 Financial and Accounting
                                 Officer)

/s/ John F. Haller             Director                            March 7, 1997
--------------------------
John F. Haller

/s/ Laszlo C. Bardos           Director                            March 7, 1997
--------------------------
Laszlo C. Bardos

/s/ John F. Burton             Director                            March 7, 1997
--------------------------
John F. Burton

/s/ George C. McNamee          Director                            March 7, 1997
--------------------------
George C. McNamee

/s/ James A. Perakis           Director                            March 7, 1997
--------------------------
James A. Perakis

                                 EXHIBIT INDEX

Exhibit
Number
-------

4.1 (1) Amended and Restated Certificate of Incorporation of the Registrant, as amended to date

4.2 (1)   Amended and Restated By-laws of the Registrant

4.3 (1)   Specimen Stock Certificate of Common Stock of the Registrant

5         Opinion of Hale and Dorr LLP

23.1      Consent of Hale and Dorr LLP (included in Exhibit 5)

23.2      Consent of Coopers & Lybrand L.L.P.

24.1 Power of Attorney (included on the signature page of this Registration Statement)


----------------------

(1) Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 33-72866).